                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            Prime Hospitality Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                            PRIME HOSPITALITY CORP.
                               700 ROUTE 46 EAST
                          FAIRFIELD, NEW JERSEY 07004

                                                                  April 20, 2001

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Prime Hospitality Corp. (the "Company") to be held on May 24, 2001, at 10:00 a.m., at the Radisson Hotel, 690 Route 46 East, Fairfield, New Jersey 07004. This year we are asking you to elect two Class III Directors of the Company to serve until the 2004 Annual Meeting of Stockholders. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE TWO NOMINEES.

     At the Annual Meeting, the Board of Directors also will report on the Company's affairs and a discussion period will be provided for questions and comments. The Board of Directors appreciates and encourages stockholder participation.

     Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, we request that you complete, sign, date and promptly return the enclosed proxy in the enclosed postage prepaid envelope in order to make certain that your shares will be represented at the Annual Meeting.

     Thank you for your cooperation.

                                          Sincerely,

                                          /s/ A. F. Petrocelli

                                          A. F. PETROCELLI
                                          Chairman of the Board of Directors

                            PRIME HOSPITALITY CORP.

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 24, 2001

                               ------------------

To the Stockholders of
  Prime Hospitality Corp.:

     The Annual Meeting of Stockholders of Prime Hospitality Corp. (the "Company") will be held on May 24, 2001, at 10:00 a.m., at the Radisson Hotel, 690 Route 46 East, Fairfield New Jersey 07004 for the following purposes:

          1. To elect two Class III Directors of the Company to serve until the 2004 Annual Meeting of Stockholders; and

          2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The close of business on April 10, 2001 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

     All stockholders are cordially invited to attend the Annual Meeting. If you do not expect to be present, please promptly complete, sign and date the enclosed proxy and mail it in the enclosed postage prepaid envelope. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

     The Company's Proxy Statement is submitted herewith. The Board of Directors recommends that you vote FOR the two Nominees.

     The Company's Annual Report for the fiscal year ended December 31, 2000, including financial statements, is also enclosed.

                                          By Order of the Board of Directors,

                                    /s/ Joseph Bernadino

                                          JOSEPH BERNADINO
                                          Secretary

Fairfield, New Jersey
April 20, 2001

                            YOUR VOTE IS IMPORTANT.

     YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

                            PRIME HOSPITALITY CORP.
                               700 ROUTE 46 EAST
                          FAIRFIELD, NEW JERSEY 07004

                               ------------------

                                PROXY STATEMENT

                               ------------------

                                                                  April 20, 2001

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Prime Hospitality Corp. (the "Company") for use at the Annual Meeting of Stockholders to be held on May 24, 2001, at 10:00 a.m., at the Radisson Hotel, 690 Route 46 East, Fairfield, New Jersey 07004 or any adjournments thereof (the "Annual Meeting"). This Proxy Statement is being sent to all holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on April 10, 2001 (the "Record Date"). Only stockholders of record on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date will be entitled to one vote per share on all matters to be voted upon at the Annual Meeting. Stockholders may revoke the authority granted by their execution of proxies at any time prior to their use by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to us shall not in and of itself constitute a revocation of such proxy. Solicitation of proxies will be made principally through the mails, but additional solicitation may be made by telephone or telegram by the officers or regular employees of the Company without additional compensation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy material to the beneficial owners of the Common Stock. The expenses of preparing, printing, mailing and soliciting will be paid by the Company. This proxy statement, together with the Company's Annual Report for the fiscal year ended December 31, 2000, are being mailed to stockholders on or about April 20, 2001.

     As of the Record Date, there were 44,632,083 issued and outstanding shares of Common Stock.

     THE INTENTION OF THE PERSONS NAMED IN THE PROXY, UNLESS OTHERWISE SPECIFICALLY INSTRUCTED IN THE PROXY, IS TO VOTE ALL PROPERLY EXECUTED PROXIES RECEIVED BY THEM FOR THE ELECTION OF THE TWO NOMINEES NAMED HEREIN TO SERVE AS DIRECTORS FOR THE TERMS SPECIFIED HEREIN AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED, AND IN ACCORDANCE WITH THE PROXYHOLDER'S BEST JUDGMENT AS TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. ALL SHARES REPRESENTED BY A PROXY AT THE ANNUAL MEETING WILL BE VOTED. IF A STOCKHOLDER SPECIFIES A CHOICE AS TO THE MATTERS TO BE ACTED UPON, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION. ANY STOCKHOLDER DESIRING TO APPOINT ANOTHER PERSON TO REPRESENT HIM OR HER AT THE ANNUAL MEETING MAY DO SO EITHER BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED ON THE ACCOMPANYING FORM OF PROXY, OR BY COMPLETING ANOTHER FORM OF PROXY AND, IN EITHER CASE, DELIVERING AN EXECUTED PROXY TO THE SECRETARY OF THE COMPANY AT THE ADDRESS INDICATED ABOVE, BEFORE THE TIME OF THE ANNUAL MEETING. IT IS THE RESPONSIBILITY OF THE STOCKHOLDER APPOINTING SUCH OTHER PERSON TO REPRESENT HIM OR HER TO INFORM SUCH PERSON OF THIS APPOINTMENT.

     In the event that a quorum is present at the Annual Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any adjournment. A stockholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of stockholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Common Stock of the Company entitled to vote at the Annual Meeting. Member brokerage firms of The New

York Stock Exchange that hold shares in street name for beneficial owners that do not receive instructions from the beneficial owner or other persons entitled to vote shares are entitled, under the rules of The New York Stock Exchange, to vote for the election of Directors and on each of the proposals. For purposes of determining the presence of a quorum for transacting business at the Annual Meeting, broker "non-votes" will be treated as shares that are not present. Abstentions will be treated as shares that are present and as votes cast against a particular proposal.

                         ITEM 1. ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes (Class I, Class II and Class III) serving staggered terms in accordance with the Company's Restated Certificate of Incorporation. The number of the full Board of Directors is seven and Directors were initially elected on July 31, 1992. Class I Directors were elected at the Annual Meeting held on May 19, 1999. Class II Directors were elected at the Annual Meeting held on May 23, 2000 and Class III Directors were elected at the Annual Meeting held on May 13, 1998.

     Election for two Class III directors will be held at the Annual Meeting. Howard M. Lorber and Allen S. Kaplan have been nominated for election as Class III directors. The two nominees are presently Directors. The persons named in the accompanying proxy will vote all shares for which they have received proxies for the election of Howard M. Lorber and Allen S. Kaplan as Class III Directors, unless authority to do so is withheld.

     Approval of the nominees requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting, and entitled to vote thereon.

     In the event that any of the nominees should become unable or unwilling to serve as a Director, it is intended that the proxies will be voted for the election of such other person, if any, as shall be designated by the Board of Directors. It is not anticipated that any of the nominees will be unable or unwilling to serve as a Director.

NOMINEES TO SERVE AS CLASS III DIRECTORS UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

Howard M. Lorber.....................  Howard M. Lorber, age 52, has been a Director of the Company and a member since 1994 and Chairman since 1998 of the
                                       Compensation and Audit Committee. Mr. Lorber has been
                                       Chairman of the Board and Chief Executive Officer of
                                       Nathan's Famous, Inc. for more than the past five years and
                                       Chairman of the Board of Directors and Chief Executive
                                       Officer of Hallman & Lorber Associates, Inc. for over five years. He has been a director, President and Chief Operating
                                       Officer of New Valley Corporation for more than five years.
                                       He has been a director of and member of the Audit Committee of United Capital Corp. for more than the past five years.
                                       He also became President and Chief Operating Officer of
                                       Vector Group Ltd. in January 2001.

Allen S. Kaplan......................  Allen S. Kaplan, age 51, has been a Director of the Company since February, 2001. Mr. Kaplan has been Vice President and
                                       Chief Operating Officer of Team Systems, Inc. for more than the past five years. He also is currently Vice President of the Metropolitan Taxicab Board of Trade and a director of
                                       Ameritrans Capital Corp.

CLASS II DIRECTORS WHOSE TERMS EXPIRE AT THE 2003 ANNUAL MEETING OF STOCKHOLDERS

Herbert Lust, II.....................  Herbert Lust, II, age 74, has been a Director since 1992 and a member of the Compensation and Audit Committee of the
                                       Company since 1993. Mr. Lust has been a private investor and
                                       President of Private Water Supply Inc. for more than the
                                       past five years. Mr. Lust is a director and member of the
                                       Compensation Committee of BRT Realty Trust.

Jack H. Nusbaum......................  Jack H. Nusbaum, age 60, has been a Director since 1994. Mr.
                                       Nusbaum is Chairman of the law firm of Willkie Farr &
                                       Gallagher, where he has been a partner for more than the
                                       past twenty-five years. He also is a director of W.R.
                                       Berkley Corporation, Neuberger Berman, Inc., Pioneer
                                       Companies, Inc., Strategic Distributions, Inc., and The
                                       Topps Company, Inc.

Lawrence N. Friedland................  Lawrence N. Friedland, age 78, has been a Director of the
                                       Company and a member of the Compensation and Audit Committee since 1998. Mr. Friedland has been a partner in the law firm of Hoffinger Friedland Dobrish & Stern, P.C. for more than the past 25 years. He has been a director of the Apple Bank for Savings since 1990, a director of Lutron Electronics
                                       Co., Inc. since 1961, a member of the Advisory Committee of
                                       Brown Harris Stevens, LLC since 1995 and a general partner, manager or director of numerous real estate entities.

CLASS I DIRECTORS WHOSE TERMS EXPIRE AT THE 2002 ANNUAL MEETING OF STOCKHOLDERS

A. F. Petrocelli.....................  A. F. Petrocelli, age 57, has been a Director since 1992 and served as a member of the Compensation and Audit Committee from 1993 to 1998. Mr. Petrocelli has been the Chairman of the Board of Directors, President and Chief Executive
                                       Officer of the Company since 1998. Mr. Petrocelli has been the Chairman of the Board of Directors and Chief Executive
                                       Officer of United Capital Corp. for more than the past five years. He is also a director of Nathan's Famous, Inc., Boyar
                                       Value Fund, Inc. and Philips International Realty Corp.

Douglas W. Vicari....................  Douglas W. Vicari, age 41, has been a Director of the
                                       Company since 1999 and a Senior Vice President and Chief
                                       Financial Officer of the Company since 1998. Prior to that he had been a Vice President and the Treasurer of the
                                       Company for more than five years.

 THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF
                        THE TWO NOMINEES FOR DIRECTORS.

BOARD OF DIRECTORS COMPENSATION AND BENEFITS

     Directors who are employees of the Company do not receive additional compensation for serving on the Board of Directors. Non-employee Directors receive $30,000 annually. In addition, each non-employee Director receives $1,500 for each Board of Directors meeting attended, $1,500 for each committee meeting attended and $500 for each telephonic meeting if such meeting extends beyond a period of 15 minutes. The Chairman of the Compensation and Audit Committee receives an additional $20,000 annually. The Directors' remuneration is paid quarterly. All Directors are reimbursed for their expenses.

     In addition, on the date of the Company's Annual Meeting of Stockholders, each non-employee Director receives an automatic grant of options to purchase 10,000 shares of the Company's Common Stock in accordance with the Company's 1995 Non-Employee Director Stock Option Plan. The options vest one year from the date of grant at an option price equal to the mean price of a share of the Company's Common Stock on the New York Stock Exchange for the trading day immediately prior to the date of grant. In February 1998, Messrs. Lust, Nusbaum and Lorber each received a discretionary grant of options for 45,000 shares of Common Stock and agreed to forgo receipt of his automatic grant of options until the 2002 Annual Meeting.

     The Board of Directors held five meetings during 2000. All members of the Board of Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and all committees of the Board of Directors on which such member served.

COMPENSATION AND AUDIT COMMITTEE

     The Compensation and Audit Committee presently consists of three non-employee Directors: Messrs. Lorber (Chairman), Friedland and Lust. During 2000, the Committee held three meetings.

     As part of its compensation oversight, the Committee administers the Company's 1992 Stock Option Plan and the 1995 Employee Stock Option Plan and in this capacity grants options to the Company's employees and officers. In addition, the Committee makes recommendations to the Board of Directors regarding compensation and approves the compensation paid to the Company's Chief Executive Officer, other executive officers and other employees. The Committee also administers the Company's 1995 Non-Employee Director Stock Option Plan which provides for stock option grants to each non-employee Director.

REPORT OF THE COMPENSATION AND AUDIT COMMITTEE ON AUDIT MATTERS

     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information or report be incorporated by reference into any future filing by us under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

     As part of its audit oversight, the Compensation and Audit Committee has:

     - Reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000.

     - Discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     - Received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the independent auditors the auditor's independence.

     - Based on the reviews and discussions referenced above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

     The Board of Directors has determined that the members of the Compensation and Audit Committee are independent. The Compensation and Audit Committee has adopted a written charter. The charter is included as an Appendix to this proxy statement.

                                          Submitted by:

                                          COMPENSATION AND AUDIT COMMITTEE
                                          Howard M. Lorber (Chairman)
                                          Lawrence N. Friedland
                                          Herbert Lust, II

NOMINATING COMMITTEE

     The Company does not have a nominating or similar committee.

EXECUTIVE OFFICERS OF THE COMPANY

     Set forth below are the names, ages and positions of the executive officers of the Company:

NAME                                   AGE                           POSITION
----                                   ---                           --------
A. F. Petrocelli.....................  57    President, Chief Executive Officer and Chairman of the
                                             Board of Directors
Douglas W. Vicari....................  41    Director, Senior Vice President and Chief Financial
                                             Officer
Joseph Bernadino.....................  54    Senior Vice President/Law, Secretary and General Counsel
Stephen M. Kronick...................  46    Senior Vice President/Hotel Operations

NAME                                   AGE                           POSITION
----                                   ---                           --------
John Valletta........................  49    Senior Vice President/Hotel Operations
Richard T. Szymanski.................  43    Vice President/Finance

     The following is a biographical summary of the experience of the executive officers of the Company, other than Messrs. Petrocelli and Vicari who are described above.

     Joseph Bernadino has been a Senior Vice President, Secretary and General Counsel of the Company since 1992.

     Stephen M. Kronick has been a Senior Vice President of the Company since 1999. Prior to that he held the position of Vice President of the Company for more than five years.

     John Valletta has been a Senior Vice President of the Company since 2000. Prior to that, he was a Vice President of Midwest Regional Operations for La Quinta Inns for more than five years.

     Richard T. Szymanski has been a Vice President of the Company for more than five years.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the beneficial ownership of Common Stock as of April 10, 2001 for all executive officers, all Directors, all nominees to the Board of Directors, and all directors and executive officers as a group. Percentages are based on 44,632,083 shares outstanding as of April 10, 2001. Pursuant to the regulations promulgated by the Securities and Exchange Commission (the "Commission"), shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares the power to vote or dispose of such shares whether or not such person has any pecuniary interest in such shares or the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

                                                                 AMOUNT
                                                               AND NATURE     PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          OF OWNERSHIP     CLASS(J)
------------------------------------                          ------------    ----------
A. F. Petrocelli(a).........................................   3,023,297         6.77%
Lawrence N. Friedland(b)....................................      41,000            *
Allen S. Kaplan.............................................           0            *
Howard M. Lorber(c).........................................     195,000            *
Herbert Lust, II(d).........................................     127,251            *
Jack H. Nusbaum(e)..........................................     130,000            *
Douglas W. Vicari(f)........................................      92,733            *
Joseph Bernadino(g).........................................      92,333            *
Stephen M. Kronick(h).......................................      61,415            *
John Valletta...............................................           0            *
Richard T. Szymanski(i).....................................      82,279            *
All directors and executive officers as a group (11
  persons)(j)...............................................   3,845,308         8.62%

---------------
 *   Less than 1.0%.

(a) Includes 45,000 shares owned by Mr. Petrocelli, 8,276 shares owned by United Capital Corp. of which A. F. Petrocelli is a majority shareholder, Chairman of the Board of Directors, President and Chief Executive Officer, and 2,495,021 shares owned by Metex Mfg. Corporation, a wholly-owned subsidiary of United Capital Corp. Mr. Petrocelli expressly disclaims beneficial ownership of the shares directly held by United Capital Corp. and by Metex Mfg. Corporation. Also includes options held by Mr. Petrocelli to purchase 475,000 shares at an exercise price of $9.31 per share as to 10,000 shares, $10.00 per share as to 65,000 shares and $5.91 per share as to 400,000 shares.

(b) Includes 2,000 shares owned by Mr. Friedland, 7,000 shares owned by trusts under which Mr. Friedland is the trustee and beneficiary and 2,000 shares owned by trusts for the benefit of Mr. Friedland's grandchildren. Mr. Friedland disclaims beneficial ownership of the shares owned by the trusts for the benefit of his grandchildren. Also includes options held by Mr. Friedland to purchase 30,000 shares at an exercise price of $10.00 per share as to 10,000 shares, $12.00 per share, as to 10,000 shares and $8.63 per share as to 10,000 shares.

(c) Includes 90,000 shares owned by Mr. Lorber. Also includes options to purchase 105,000 shares with an exercise price of $9.31 per share as to 10,000 shares, $9.50 per share as to 30,000 shares and $10.00 per share as to 65,000 shares.

(d) Includes 35,000 shares owned by Mr. Lust, and 17,251 shares held by a trust under which Mr. Lust and his wife are co-trustees and beneficiaries. Also includes options held by Mr. Lust to purchase 75,000 shares with an exercise price of $9.31 per share as to 10,000 shares and $10.00 per share as to 65,000 shares.

(e) Includes 25,000 shares owned by Mr. Nusbaum. Also includes options to purchase 105,000 shares with an exercise price of $9.31 per share as to 10,000 shares, $9.50 per share as to 30,000 shares and $10.00 per share as to 65,000 shares.

(f) Includes 2,300 shares owned by Mr. Vicari. Also includes options to purchase 90,433 shares with an exercise price of $9.63 per share as to 12,000 shares, $9.88 per share as to 5,000 shares, $10.00 per share as to 33,000 shares, $4.72 per share as to 14,000 shares, $11.25 per share as to 14,000 shares and $9.16 per share as to 12,433 shares.

(g) Includes 3,700 shares owned by Mr. Bernadino. Also includes options to purchase 88,633 shares with an exercise price of $9.63 per share as to 18,000 shares, $9.88 per share as to 5,000 shares, $10.00 per share as to 38,500 shares, $4.72 per share as to 14,000 shares, $11.25 per share as to 7,000 shares, and $9.16 per share as to 6,133 shares.

(h) Includes 82 shares owned by Mr. Kronick. Also includes options to purchase 61,333 shares with an exercise price of $9.63 per share as to 12,000 shares, $10.00 per share as to 24,000 shares, $4.72 per share as to 8,000 shares, $11.25 per share as to 7,000 shares, and $9.16 per share as to 10,333 shares.

(i) Includes 2,280 shares owned by Mr. Szymanski. Also includes options to purchase 79,999 shares with an exercise price $9.63 per share as to 12,000 shares, $9.88 per share as to 5,000 shares, $10.00 per share as to 27,000 shares, $4.72 per share as to 14,000 shares, $11.25 per share as to 11,666 shares, and $9.16 per share as to 10,333 shares.

(j) With the exception of Mr. A.F. Petrocelli, who beneficially owns 6.77% of the outstanding Common Stock, the other current directors and executive officers each owns less than 1% of the outstanding Common Stock and collectively own approximately 8.62% of the outstanding Common Stock as a group. Percentages were based on 44,632,083 shares outstanding as of April 10, 2001.

PRINCIPAL HOLDERS OF SECURITIES

     The following entities were known to the Company to be the beneficial holders of more than 5% of the Common Stock as of April 10, 2001. Percentages are based on 44,632,083 shares outstanding as of such date.

                                                                AMOUNT      PERCENT
                                                              AND NATURE    OF CLASS
                                                              ----------    --------
Neuberger & Berman, LLC(a)..................................  3,709,881       8.31%
  605 Third Avenue
  New York, New York 10158-3698
Leon G. Cooperman(b)........................................  3,244,800       7.27%
  88 Pine Street
  Wall Street Plaza -- 31st Floor
  New York, New York 10005
Dimensional Fund Advisors Inc.(c)...........................  3,075,800       6.89%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401

                                                                AMOUNT      PERCENT
                                                              AND NATURE    OF CLASS
                                                              ----------    --------
A.F. Petrocelli(d)..........................................  3,023,297       6.77%
  c/o United Capital Corp.
  9 Park Place
  Great Neck, New York 11021
Donald Smith & Co., Inc.(e).................................  2,248,600       5.04%
  East 80 Route 4, Suite 360
  Paramus, New Jersey 07652

---------------
(a) Neuberger & Berman, LLC filed a Schedule 13G (Amendment No. 5) dated February 2, 2001 with the SEC reporting ownership of 3,709,881 shares of Common Stock, with sole voting power with respect to 2,679,981 shares, shared voting power with respect to 441,700, and with shared dispositive power with respect to 3,709,881 shares.

(b) Leon G. Cooperman filed a Schedule 13G (Amendment No. 2) dated February 7, 2001 with the SEC reporting ownership of 3,244,800 shares of Common Stock, with sole voting and dispositive power with respect to 2,228,800 shares, and shared voting and dispositive power with respect to 1,016,000 shares.

(c) Dimensional Fund Advisors Inc. filed a Schedule 13G dated February 2, 2001 with the SEC reporting ownership of 3,075,800 shares of Common Stock, with sole voting and dispositive power with respect to all such shares.

(d) A.F. Petrocelli may be deemed to beneficially own 3,023,297 shares of Common Stock, with sole voting and dispositive power with respect to 520,000 shares and shared voting and dispositive power with respect to 2,503,297 shares. Inclusive in these shares are 2,503,297 shares held by United Capital Corp., of which Mr. Petrocelli is a majority shareholder, Chairman of the Board of Directors, President and Chief Executive Officer. Of the 2,503,297 shares held by United Capital Corp., 2,495,021 shares are directly held by Metex Mfg. Corporation, a wholly-owned subsidiary of United Capital Corp. Mr. Petrocelli expressly disclaims beneficial ownership of the shares directly held by United Capital Corp. and by Metex Mfg. Corporation.

(e) Donald Smith & Co., Inc. filed a Schedule 13G dated February 2, 2001 with the SEC reporting ownership of 2,248,600 shares of Common Stock, with sole voting and dispositive power with respect to all such shares.

                         ITEM 2. SELECTION OF AUDITORS

     Upon the recommendation of the Compensation and Audit Committee, the Board of Directors has selected Ernst & Young LLP, independent auditors, to serve as independent accountants for the Company. Ernst & Young LLP will audit the Company's consolidated financial statements for the fiscal year ending December 31, 2001; perform audit-related services; and act as consultants in connection with various accounting and financial reporting matters. Ernst & Young LLP provided those services to the Company for the fiscal year ended December 31, 2000.

AUDIT FEES

     The aggregate fees and expenses of Ernst & Young LLP for professional services for the audit of the Company's annual consolidated financial statements for the fiscal year ended December 31, 2000 and the review of the consolidated financial statements included in the Company's Forms 10-Q for 2000 were $140,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     For the fiscal year ended December 31, 2000, Ernst & Young LLP billed no fees to the Company for financial information systems design and implementation services.

ALL OTHER FEES

     During 2000, the aggregate fees and expenses billed to the Company for all other services rendered by Ernst & Young were $91,500. These other services included audit-related services and market feasibility analysis.

     All audit and non-audit services provided by Ernst & Young LLP are approved by the Compensation and Audit Committee, which considers whether the provision of any non-audit services is compatible with maintaining the auditor's independence.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

                             ITEM 3. OTHER BUSINESS

     As of this date, the Company is not aware of any business to be acted upon at the Annual Meeting other than that which is described in this Proxy Statement. In the event that any other business calling for a vote of the stockholders is properly presented at the Annual Meeting, it is intended that the holders of the proxies will vote your shares in accordance with their best judgment.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the persons who were, at December 31, 2000, the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "named executive officers"). The information shown reflects compensation for services in all capacities awarded to, earned by or paid to these persons for the years ending December 31, 1998, 1999 and 2000.

                           SUMMARY COMPENSATION TABLE

                                                                        LONG TERM COMPENSATION
                                                                     ----------------------------
                                         ANNUAL COMPENSATION          SECURITIES
             NAME AND                ----------------------------     UNDERLYING      ALL OTHER
        PRINCIPAL POSITION           YEAR     SALARY      BONUS        OPTIONS       COMPENSATION
        ------------------           ----    --------    --------    ------------    ------------
A. F. Petrocelli...................  2000    $700,000    $700,000             0         $2,632(1)
  President and Chief                1999     700,000     700,000             0          5,866
  Executive Officer                  1998      94,231     204,167     1,795,000             -0-
Douglas W. Vicari..................  2000     188,211     114,000        37,300          1,840(2)
  Senior Vice President              1999     169,847     100,000        42,000          1,840
  and Chief Financial                1998     158,927      80,000        21,000          1,765
  Officer
Richard T. Szymanski...............  2000     174,230     106,000        31,000          1,750(3)
  Vice President --                  1999     162,912      92,000        35,000          1,750
  Finance                            1998     151,044      60,000        21,000          1,855
Joseph Bernadino...................  2000     178,723     110,000        18,400          3,195(4)
  Senior Vice President,             1999     173,122      70,000        21,000          3,059
  Secretary and General              1998     165,567      70,000        21,000          2,752
  Counsel
Stephen M. Kronick.................  2000     149,296      92,000        31,000          1,960(5)
  Senior Vice President              1999     141,590      13,035        21,000          1,960
                                     1998     133,864       4,853        12,000          1,855

---------------
(1) Represents $1,600 related to 401k matching contributions and $1,032 for premiums for Company-provided life insurance.

(2) Represents $1,600 related to 401k matching contributions and $240 for premiums for Company-provided life insurance.

(3) Represents $1,600 related to 401k matching contributions and $150 for premiums for Company-provided life insurance.

(4) Represents $1,600 related to 401k matching contributions and $552 for premiums for Company-provided life insurance.

(5) Represents $1,600 related to 401k matching contributions and $360 for premiums for Company-provided life insurance.

STOCK OPTION GRANTS DURING YEAR ENDED DECEMBER 31, 2000

     The following table sets forth information concerning individual grants of stock options made during the year ending December 31, 2000 to each of the named executive officers. The Company did not grant any stock appreciation rights during such period.

                                                   INDIVIDUAL GRANTS                        POTENTIAL REALIZED
                               ---------------------------------------------------------     VALUE AT ASSUMED
                               NUMBER OF     % OF TOTAL                                    ANNUAL RATES OF STOCK
                               SECURITIES     OPTIONS                                       PRICE APPRECIATION
                               UNDERLYING    GRANTED TO    EXERCISE OR                        FOR OPTION TERM
                                OPTIONS     EMPLOYEES IN   BASE PRICE                      ---------------------
NAME                            GRANTED     FISCAL YEAR     PER SHARE    EXPIRATION DATE      5%          10%
----                           ----------   ------------   -----------   ---------------   ---------   ---------
A. F. Petrocelli.............        -0-          0%                                       $     -0-   $     -0-
Douglas W. Vicari............    37,300(1)      8.2%         $9.1563       06/09/2010       214,786     544,311
Richard T. Szymanski.........    31,000(1)      6.8%          9.1563       06/09/2010       178,509     452,376
Joseph Bernadino.............    18,400(1)      4.1%          9.1563       06/09/2010       105,954     268,507
Stephen M. Kronick...........    31,000(1)      6.8%          9.1563       06/09/2010       178,509     452,376

---------------
(1) These stock options vest with respect to one third of the grant on each of June 9, 2001, 2002 and 2003 and will continue to be exercisable through June 9, 2010. These options become immediately exercisable upon a change in control of the Company.

AGGREGATED OPTION EXERCISES IN THE YEAR ENDED DECEMBER 31, 2000 AND YEAR-END OPTION VALUES

                                                            NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                  SHARES                      OPTIONS AT FY-END                 AT FY-END
                                 ACQUIRED      VALUE     ---------------------------   ---------------------------
NAME                            ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                            -----------   --------   -----------   -------------   -----------   -------------
A.F. Petrocelli...............      -0-         $-0-       475,000       1,350,000     $2,414,750     $7,715,250
Douglas W. Vicari.............      -0-          -0-        78,000          72,300        188,295        150,918
Richard T. Szymanski..........      -0-          -0-        69,666          61,334        177,670        133,615
Joseph Bernadino..............      -0-          -0-        82,500          39,400        206,608         99,009
Stephen M. Kronick............      -0-          -0-        51,000          49,000        120,865        109,400

EMPLOYMENT AGREEMENTS

  A. F. Petrocelli

     Mr. Petrocelli and the Company executed an employment agreement dated as of September 14, 1998 (the "Agreement") under which Mr. Petrocelli agreed to serve as President and Chief Executive Officer of the Company. The Agreement provides for a term of three (3) years. The Agreement provides for an annual base salary of $700,000, a discretionary annual bonus based on the attainment of performance objectives set by the Compensation Committee, a life insurance policy in an amount equal to $2,000,000, an automobile and other customary welfare and fringe benefits. The Agreement also provides that, to the extent payments made by the Company for life insurance or use of an automobile are subject to federal, state or local taxes, the Company will pay Mr. Petrocelli the amount of such additional taxes plus such additional amount as will be reasonable to hold him harmless from the obligation to pay such taxes.

     Pursuant to the Agreement, Mr. Petrocelli was granted a stock option on October 14, 1998 to purchase 1,750,000 shares of Common Stock, having a term of 10 years. The per share exercise price for the option is $5.91, which represents the fair market value of the Common Stock as of October 14, 1998. The option will vest in two tranches. Tranche A covers 1,000,000 shares of Common Stock and will vest and become exercisable in increments of 200,000 shares on each anniversary from the date of grant beginning September 14, 1999 through September 13, 2003. Tranche B covers 750,000 shares of Common Stock and will vest and become exercisable upon the earlier of September 14, 2006 or the attainment of the following price targets for the Company's Common Stock: (i) 250,000 shares on the date that the closing price for the Common Stock on the New York Stock Exchange reaches or exceeds $20 per share; (ii) 250,000 shares on the date that the closing price for the Common Stock on the New York Stock Exchange reaches or exceeds $25 per share; and (iii) 250,000 shares on the date that the closing price for the Common Stock on the New York Stock Exchange reaches or exceeds $30 per share. All vesting is contingent on Mr. Petrocelli's continuing status as an employee on the vesting date.

     The Agreement may be terminated by the Company at any time, with or without cause. If the Agreement is terminated by the Company prior to the expiration of the three year term without cause, or if Mr. Petrocelli resigns because of circumstances amounting to constructive termination of employment, severance would be paid in a single lump sum equal to one year's base salary, or, if greater, the base salary that would have been payable over the remainder of the term and benefits would be continued for the greater of one year or the remainder of the term. Any bonus awarded for the year would not be prorated. In addition, if Mr. Petrocelli is terminated without cause or if at the end of the three year period the Agreement is not renewed by the Company for any additional period, the unvested portion of Tranche A of the option shall become immediately fully vested. If the Agreement is terminated by the Company for cause (as such term is defined in the Agreement) or if Mr. Petrocelli resigns under circumstances not amounting to a constructive termination of employment, no benefits are payable other than accrued but unpaid salary and any unpaid bonus earned but unpaid prior to such termination or resignation.

CHANGE IN CONTROL AGREEMENTS

     The Company has executed change in control agreements with 10 of the Company's employees, including certain of its named executive officers. Six of the agreements provide that, if within two years of a change in control of the Company, the employee's employment with the Company is terminated by the Company without cause or if the employee resigns for good reason (as defined in the agreements), the Company will pay the employee two and one-half times the aggregate cash compensation earned by the employee during the fiscal year immediately preceding the termination of employment. Such payments are to be reduced, however, to the extent necessary to avoid characterization as "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code. In addition, any outstanding options to purchase shares of the Company held by the employee will vest and become exercisable as of the date of the change in control. The agreement with one employee contains identical terms except that it provides for the payment of one and one-half times the aggregate cash compensation. The agreements with the remaining three employees provide for a payment equaling the greater of 2 weeks salary for each full year of employment or 6 months salary.

                        COMPENSATION AND AUDIT COMMITTEE
                          HOWARD M. LORBER (CHAIRMAN)
                             Lawrence N. Friedland
                                Herbert Lust, II

COMPENSATION AND AUDIT COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     All members of the Compensation and Audit Committee are independent, non-employee Directors.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. Petrocelli and the Company are parties to an employment agreement dated as of September 14, 1998 (the terms of which are more fully described under the heading herein entitled "Employment Agreements"). The employment agreement provides for an annual base salary of $700,000 and an option grant covering 1,750,000 shares of Common Stock. In order to incentivise Mr. Petrocelli to increase shareholder value, early vesting with respect to 750,000 shares of the option is tied to the attainment of certain price targets for the Common Stock. The bonus earned by Mr. Petrocelli in 2000 was based on the overall performance of the Company. In determining the amount of such bonus, the Compensation and Audit Committee made a subjective determination based on Mr. Petrocelli's contributions to the Company performance during the year.

COMPENSATION POLICIES

     The Company's compensation policy with respect to all executive officers (including the Chief Executive Officer) is designed to help the Company achieve its business objectives by:

     - setting levels of compensation designed to attract and retain qualified executives in a highly competitive business environment;

     - providing incentive compensation that is directly linked with both the Company's financial performance and individual initiative and achievement contributing to such performance; and

     - linking compensation to improvements in the Company's annual and long-term share performance.

     The Compensation and Audit Committee increased the base salaries for the executive officers for 2000 based on a subjective determination of the Company's overall performance during fiscal year 1999, including the increase in EBITDA and operating cash flow. Bonuses earned by the executive officers in 2000 and paid in 2001 were similarly based on the Company's overall performance in 2000.

     As a part of the Company's policy to provide incentive compensation that is directly linked to long-term share performance, the Compensation and Audit Committee granted to its executive officers (other than Mr. Petrocelli) during fiscal year 2000 options to purchase an aggregate of 127,700 shares of Common Stock pursuant to the Company's 1995 Employee Stock Option Plan.

POLICY REGARDING SECTION 162(M)

     Section 162(m) of the Internal Revenue Code imposes a one million dollar ceiling on tax-deductible remuneration paid to each of the Chief Executive Officer and the four next most highly compensated executive officers of a publicly-held corporation. The limitation does not apply to qualified "performance based" remuneration payable solely on account of the attainment of one or more performance goals approved by an independent compensation committee, nor to compensation attributable to certain options granted under shareholder-approved stock option plans. The 1995 Employee Stock Option Plan is structured to comply with this exception. All compensation paid to the executive officers, other than to Mr. Petrocelli, for the Company's 2000 fiscal year was fully deductible. While the Company intends to maximize the deductibility of compensation to its executive officers, the Company also believes that it is important to maintain the flexibility to take action with respect to compensation it considers in the best interest of the Company and its stockholders, which are necessarily based on considerations in addition to
Section 162(m). In 2000, in keeping with its goal of attracting and retaining only the most highly qualified management personnel and taking into consideration the extremely competitive environment for management talent, the Company paid a bonus to Mr. Petrocelli in recognition of his outstanding contributions to the Company, a part of which will not be deductible.

                        COMPENSATION AND AUDIT COMMITTEE
                          HOWARD M. LORBER (CHAIRMAN)
                             Lawrence N. Friedland
                                Herbert Lust, II

COMPENSATION AND AUDIT COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation and Audit Committee for the fiscal year 2000 were Howard M. Lorber (Chairman), Lawrence N. Friedland, and Herbert Lust,
II. Mr. Lorber has certain business relationships with the Company, which are described under the heading "Certain Relationships and Related Transactions."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     A. F. Petrocelli, President, Chief Executive Officer and Chairman of the Board of Directors of the Company, is also the Chairman of the Board and Chief Executive Officer of United Capital Corp., and Howard M. Lorber, a Director of the Company, is a Director of United Capital Corp. In March 1994, the Company entered into management agreements with the corporate owners of two hotels who are affiliates of United Capital Corp. The Company received approximately $164,560 in management fees for the fiscal year ended 2000.

     The Company has retained Willkie Farr & Gallagher as its legal counsel involving certain matters during its last fiscal year and anticipates it will continue such relationship with the firm in this fiscal year. Mr. Nusbaum, a Director of the Company, is the Chairman of the firm.

     Hallman & Lorber Associates, Inc. provided insurance services to the Company during its last fiscal year, for which Hallman & Lorber received certain commissions. The Company anticipates it will continue such relationship in this fiscal year. Howard M. Lorber, a Director of the Company and Chairman of the Company's Compensation and Audit Committee, is Chairman of the Board of Directors and Chief Executive Officer of Hallman & Lorber Associates, Inc.

COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers, and persons who own more than ten percent of the Common Stock, to file reports of beneficial ownership with the SEC, the New York Stock Exchange and the Company. Specific filing dates for these reports have been established by the SEC, and the Company is required to disclose in this proxy statement any failure by such persons to file these reports during the 2000 year. Based solely upon its review of the copies of such forms received by it, the Company believes that, during fiscal year 2000, all filing requirements applicable to such persons were complied with.

PERFORMANCE GRAPH

     The SEC requires the Company to present a graph comparing the cumulative total stockholder return on its Common Stock with the cumulative total stockholder return (a) of a broad equity market index and (b) of a published industry index or peer group. The following graph compares the Common Stock with
(a) the Dow Jones Industrial Average and (b) the Dow Jones U.S. Lodging Index. For the fiscal year ended December 31, 2000, the Company is using the Dow Jones Industrial Average and the Dow Jones U.S. Lodging Index in place of the Dow Jones Equity Market Index and the Dow Jones Lodging Index, respectively (the latter two indexes having been used for purposes of this performance graph for the immediately preceding fiscal year), as the latter two indexes ceased to be tracked as of February 14, 2000. Thus, no comparison to these two indexes can be made for the Fiscal Year ended December 31, 2000. The following graph assumes an investment of $100 on January 1, 1996 in each of the Common Stock, the stocks comprising the Dow Jones Industrial Average and the Dow Jones U.S. Lodging Index.

            COMPARISON OF 1996 THROUGH 2000 CUMULATIVE TOTAL RETURN

                                    [GRAPH]

----------------------------------------------------------------------------------------------------------------
                                       1995         1996         1997         1998         1999         2000
----------------------------------------------------------------------------------------------------------------
 Company                               $100         $161         $204         $109         $ 88         $116
----------------------------------------------------------------------------------------------------------------
 Stock Index                           $100         $126         $155         $179         $225         $211
----------------------------------------------------------------------------------------------------------------
 Industry Group Index                  $100         $120         $165         $126         $124         $126
----------------------------------------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

     The Company's annual report to stockholders for the year ended December 31, 2000, including audited financial statements, is being mailed to stockholders concurrently with this Proxy Statement. The annual report is on file with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 and the New York Stock Exchange.

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (excluding exhibits) is available without charge to any stockholder of the Company who requests a copy in writing. Requests for copies of the Report should be directed to the Secretary, Prime Hospitality Corp., 700 Route 46 East, Fairfield, New Jersey 07004.

                             STOCKHOLDER PROPOSALS

     It is presently anticipated that the 2002 Annual Meeting will be held on or about May 23, 2002. Proposals of stockholders submitted for consideration at the 2002 annual meeting of stockholders must be received by the Company not later than December 16, 2001 in order to be included in the Company's proxy statement for that meeting. A stockholder desiring to submit a proposal must be a record or beneficial owner of at least 1% of the outstanding shares or $1,000 in market value of shares entitled to be voted at the annual meeting and must have held such shares for at least one year. Further, the stockholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Exchange Act. If a stockholder proposal is introduced in the 2002 Annual Meeting without any discussion of the proposal in our proxy statement, and the stockholder does not notify us on or before the time required by SEC Rule 14a-4(c)(1) of the intent to raise such proposal at the annual general meeting of stockholders, then proxies received by the Company for the 2002 Annual Meeting will be voted by the persons named as such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

     In addition, the bylaws of the Company require, among other things, that notice of proposals of stockholders be delivered to or mailed and received at the principal executive offices of the Company not less than fifty (50) days nor more than seventy-five (75) days prior to the meeting; provided, however, that in the event that less than sixty-five (65) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the fifteenth (15th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.

                                          By Order of the Board of Directors,

                                    /s/ Joseph Bernadino

                                          JOSEPH BERNADINO
                                          Secretary

                                    APPENDIX

                            PRIME HOSPITALITY CORP.
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     This charter governs the operations of the Audit Committee (the "Committee"). The Committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate, (or shall become financially literate within a reasonable period of time after appointment to the Committee,) and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

     The Committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

     The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

     The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate:

     - The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the board the selection of the Company's independent auditors.

     - The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

     - The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

     - The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

                            PRIME HOSPITALITY CORP.

             PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 OF THE COMPANY FOR ANNUAL MEETING MAY 24, 2001

    The undersigned hereby constitutes and appoints A. F. Petrocelli, Douglas W. Vicari and Joseph Bernadino, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Prime Hospitality Corp. (the "Company") to be held at the Radisson Hotel, 690 Route 46 East, Fairfield, New Jersey 07004, on Thursday, May 24, 2001, at 10:00 a.m., and any adjournments thereof, on all matters coming before said meeting, with all powers which the undersigned would possess if personally present.



                         (CONTINUED ON REVERSE SIDE)

                       PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                        ANNUAL MEETING OF STOCKHOLDERS
                           PRIME HOSPITALITY CORP.

                                 MAY 24, 2001

                Please Detach and Mail in the Envelope Provided


A  /X/ Please mark your
       votes as in this
       example.


                              FOR             WITHHELD
                          all nominees      all nominees       NOMINEES:
                        listed at right   listed at right
1. ELECTION                                                   Howard M. Lorber
   OF TWO                                                     Allan S. Kaplan
   CLASS III DIRECTORS       / /               /  /

FOR EXCEPT VOTE WITHHELD FROM
THE FOLLOWING NOMINEE:

_____________________________

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF THE TWO NOMINEES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxy cannot vote your shares unless you sign and return this card in the enclosed postage prepaid envelope.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY IS EXECUTED AND RETURNED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE TWO NOMINEES.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature________________ Signature if held jointly____________Date______, 2001


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate executer, please give full title as such.